Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2003-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 8-26-2006	Data Current as of 9/5/2006 12:37:14 PM

A.	DATES	Begin	End	# days

1	Determination Date		9/18/2006

2	Payment Date		9/20/2006

3	Collection Period	7/30/2006	8/26/2006	28

4	Monthly Interest Period - Actual/360	8/21/2006	9/19/2006	30

5	Monthly Interest - 30/360			30

B. SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	315,000,000.00	—	—	—	—
7	Class A-2 Notes	370,000,000.00	—	—	—	—
8	Class A-3 Notes	385,000,000.00	—	—	—	—
9	Class A-4 Notes	214,173,000.00	149,483,208.05	14,110,545.44	135,372,662.61	0.6320716
10	Class B Notes	29,559,766.00	29,559,766.00	—	29,559,766.00	1.0000000

11	Total Securities	$1,313,732,766.00	$179,042,974.05	$14,110,545.44	$164,932,428.61

12	Net Pool Balance	$1,334,414,493.82	$181,309,638.01		$166,981,912.80

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.0050%	—	—	—	—
14	Class A-2 Notes	1.1100%	—	—	—	—
15	Class A-3 Notes	1.4900%	—	—	—	—
16	Class A-4 Notes	1.9300%	240,418.83	1.6083333	14,350,964.27	96.0038552

	Total Securities		240,418.83		14,350,964.27

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received	9,906,877.13
18	Scheduled Interest Payments Received	547,157.78
19	Prepayments of Principal Received	60,812.56
20	Liquidation Proceeds	4,238,678.98
21	Recoveries Received	53,856.45
22	Other Payments Received to Reduce Principal	—

23	Subtotal: Total Collections	14,807,382.90

24	Repurchased Receivables	—
25	Reserve Account Excess Amount (Item 85)	43,166.95

26	Total Available Funds, prior to Servicer Advances	14,850,549.85

27	Servicer Advance (Item 68)	—

28	Total Available Funds + Servicer Advance	14,850,549.85

29	Reserve Account Draw Amount (Item 71)	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount	14,850,549.85

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)	—
32	Servicing Fees (Item 38)	149,202.48
33	Class A Noteholder Interest (Item 47)	240,418.83
34	Principal Distribution Amount (Item 72)	14,110,545.44
35	Amount Paid to Reserve Account to Reach Specified Balance	—
36	Other Amounts Paid to Trustees	—

37	Remaining Funds to Certificateholder	350,383.11

Volkswagen Auto Loan Enhanced Trust 2003-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 8-26-2006	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	149,202.48	—	149,202.48

	Pro rata:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	—	—	—
41	Class A-3 Interest	—	—	—
42	Class A-4 Interest	240,418.83	—	240,418.83
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	240,418.83	—	240,418.83

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes			179,042,974.05
49	Beginning Net Pool Balance		181,309,638.01
50	Receipts of Scheduled Principal		(9,906,877.13)
51	Receipts of Prepaid Principal		(60,812.56)
52	Liquidation Proceeds		(4,238,678.98)
53	Other Collections of Principal		—
54	Principal Amount of Repurchases		—
55	Principal Amount of Defaulted and Terminated Receivables		(121,356.54)

56	Ending Net Pool Balance		166,981,912.80
57	Yield Supplement Overcollateralization Amount		2,049,484.19

58	Adjusted Pool Balance		164,932,428.61
59	Less: Adjusted Pool Balance - End of Collection Period			164,932,428.61

60	Calculated Principal Distribution Amount			14,110,545.44

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)			14,850,549.85
62	Less: Prior Advance Reimbursement (Item 31)			—
63	Less: Servicing Fees Paid (Item 32)			149,202.48
64	Less: Interest Paid to Noteholders (Item 33)			240,418.83
65	Less: Calculated Principal Distribution (Item 60)			14,110,545.44

66	Equals: Remaining Available Funds before Servicer Advance			350,383.11
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			350,383.11
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			14,110,545.44

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance			—
74	Less: Prior Advance Reimbursement			—
75	Plus: Additional Payment Advances for Current Period			—

76	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2003-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 8-26-2006	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance		9,852,995.74
78	Initial Reserve Account Balance		6,568,663.83

79	Beginning Reserve Account Balance		9,852,995.74
80	Plus: Net Investment Income for the Collection Period		43,166.95

81	Subtotal: Reserve Fund Available for Distribution		9,896,162.69
82	Plus: Deposit of Excess Available Funds (Item 35)		—
83	Less: Reserve Account Draw Amount (Item 71)		—

84	Subtotal Reserve Account Balance		9,896,162.69
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)		43,166.95

86	Equals: Ending Reserve Account Balance		9,852,995.74

87	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Initial	Current

88	Net Pool Balance	1,334,414,494	166,981,913
89	Number of Current Contracts	74,039	28,406
90	Weighted Average Loan Rate	4.21%	3.88%
91	Average Remaining Term	51.9	17.2
92	Average Original Term	55.6	59.9

			Outstanding
	Net Credit Loss and Repossession Activity:	Units	Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables	17	121,357
94	Liquidation Proceeds on Related Vehicles		—
95	Recoveries Received on Receivables Previously Charged Off		53,856

96	Net Principal Losses for Current Collection Period	17	67,500

97	Beginning Net Principal Losses	896	5,827,780
98	Net Principal Losses for Current Collection Period	17	67,500

99	Cumulative Net Principal Losses	913	5,895,280

				Outstanding
	Delinquencies Aging Profile - End of Period:	Percentage	Units	Principal Balance

100	Current	98.62%	28,071	164,676,918
101	31 - 60 Days Delinquent	1.24%	298	2,064,346
102	61 - 90 Days Delinquent	0.14%	37	240,648

103	Total	100.00%	28,406	166,981,913